Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,303.58
Total Transaction Valuation	9,439,400.00
Total Offset Amount	482.66
Net Fee	$ 820.92